Exhibit 99.1

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.	ACCRUAL BASIS
CASE NUMBER: 08-35653
JUDGE: KEVIN R. HUENNEKENS

UNITED STATES BANKRUPTCY COURT

EASTERN DISTRICT OF VIRGINIA

RICHMOND DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: AUGUST 1, 2009 TO AUGUST 31, 2009

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I
DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING
MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND
THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE
DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER
(OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH
PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ MICHELLE O. MOSIER	VICE PRESIDENT AND CONTROLLER
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

MICHELLE O. MOSIER	OCTOBER 15, 2009
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ ANN P. PIETRANTONI	DIRECTOR, FINANCIAL REPORTING
ORIGINAL SIGNATURE OF PREPARER	TITLE

ANN P. PIETRANTONI	OCTOBER 15, 2009
PRINTED NAME OF PREPARER	DATE

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.	ACCRUAL BASIS-1
CASE NUMBER: 08-35653

BALANCE SHEET
(amounts in thousands)

8/31/2009
ASSETS

CURRENT ASSETS
Cash and cash equivalents	35,507
Restricted cash	17,073
Cash held by Bank of America (1)	246,942
Short-term investments	972
Accounts receivable, net	451,709
Income tax receivable	75,174
Prepaid expenses and other current assets	6,453
Intercompany receivables and investments in subsidiaries	85,035

TOTAL CURRENT ASSETS	918,865

Property and equipment	31,553
Accumulated depreciation	(14,615)
Net property and equipment	16,938
Other assets	11,536

TOTAL ASSETS	947,339

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Merchandise payable	209,555
Expenses payable	18,732
Accrued expenses and other current liabilities	33,558
Intercompany payables	607
Accrued income taxes	411

TOTAL CURRENT LIABILITIES	262,863

Deferred income taxes	7,084

LIABILITIES NOT SUBJECT TO COMPROMISE	269,947

LIABILITIES SUBJECT TO COMPROMISE	1,419,352

TOTAL LIABILITIES	1,689,299

STOCKHOLDERS' EQUITY
Common stock	435,612
Additional paid-in capital	304,915
Retained deficit	(1,454,828)
Accumulated other comprehensive loss	(27,659)

TOTAL STOCKHOLDERS' EQUITY	(741,960)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	947,339

(1) As permitted under the amended DIP credit facility, Bank of America holds cash swept from the company's bank accounts.

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.	ACCRUAL BASIS-2
CASE NUMBER: 08-35653

INCOME STATEMENT
(Amounts in thousands)	8/1/2009 - 8/31/2009
Net sales	-
Cost of sales, buying and warehousing	-
Gross profit	-
Selling, general and administrative expenses	1,497
Operating loss	(1,497)
Interest income	-
Interest expense	-
Loss before reorganization items, GAAP reversals and income taxes	(1,497)
Net loss from reorganization items	(809)
Net gain from GAAP reversals	-
Income tax expense (1)	(7)
Net loss	(2,313)

(1) During August 2009, the company did not record a full tax provision.

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.	ACCRUAL BASIS-2
CASE NUMBER: 08-35653

INCOME STATEMENT
(Amounts in thousands)	11/10/2008 - 8/31/2009
Net sales	3,200,966
Cost of sales, buying and warehousing	2,825,511
Gross profit	375,455
Selling, general and administrative expenses	1,065,040
Asset impairment charges (1)	756,785
Operating loss	(1,446,370)
Interest income	90
Interest expense	24,695
Loss before reorganization items, GAAP reversals and income taxes	(1,470,975)
Net loss from reorganization items	(619,997)
Net gain from GAAP reversals (2)	282,255
Income tax benefit	898
Net loss	(1,807,819)

(1) The company recorded non-cash impairment charges of $756.8 million during the period between 11/10/2008 and 8/31/2009. The charges were primarily related to long-lived assets at the company's stores and the company's investment in its Canadian subsidiary.

(2) During the period between 1/1/09 and 8/31/09, the company reversed items that had been recorded solely for purposes of complying with generally accepted accounting principles. Items reversed include accrued straight-line rent, certain liabilities subject to compromise and other reserves established under GAAP. The net impact of these GAAP reversals was a non-cash gain of $282.3 million.

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.	ACCRUAL BASIS-3
CASE NUMBER: 08-35653

CASH RECEIPTS AND
DISBURSEMENTS
(amounts in thousands)
8/1/2009 - 8/31/2009
Operating Activities:
Net loss	$(2,313)

Adjustments to reconcile net loss to net cash
provided by operating activities:
Net loss from reorganization items	809
Other	(20)
Changes in operating assets and liabilities:
Restricted cash and cash held by BOA	(3,932)
Accounts receivable, net	2,624
Other assets	2
Merchandise payable	16
Expenses payable	858
Accrued expenses, other current liabilities and
income taxes	1,253
Net cash used in operating activities before
reorganization items	(703)
Cash effect of reorganization items (professional fees)	(3,724)
Net cash used in operating activities	(4,427)

Financing Activities:
Change in overdraft balances	(360)
Net cash used in financing activities	(360)

Decrease in cash and cash equivalents	(4,787)
Cash and cash equivalents at beginning of period	40,294
Cash and cash equivalents at end of period	$35,507

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.	ACCRUAL BASIS-3
CASE NUMBER: 08-35653

CASH RECEIPTS AND
DISBURSEMENTS
(amounts in thousands)
11/10/2008 - 8/31/2009
Operating Activities:
Net loss	(1,807,819)

Adjustments to reconcile net loss to net cash provided by
operating activities:
Net loss from reorganization items	619,997
Net gain from GAAP reversals	(282,255)
Depreciation expense	44,297
Amortization expense	4
Asset impairment charges	756,785
Stock-based compensation benefit	(8,447)
Loss on dispositions of property & equipment	454,788
Provision for deferred income taxes	3,383
Other	(9,626)
Changes in operating assets and liabilities:
Restricted cash and cash held by BOA	(264,015)
Accounts receivable, net	(132,125)
Merchandise inventory	1,605,958
Prepaid expenses & other current assets	87,022
Other assets	18,608
Merchandise payable	(3,239)
Expenses payable	(56,671)
Accrued expenses, other current liabilities and
income taxes	(91,611)
Intercompany receivables	6,688
Other long-term liabilities	(231,876)
Net cash provided by operating activities before
reorganization items	709,846
Cash effect of reorganization items (professional fees)	(24,530)
Net cash provided by operating activities	685,316

Investing Activities:
Purchases of property and equipment	(748)
Dividend received from captive insurance subsidiary	8,952
Proceeds from sales of property & equipment	57,160
Net cash provided by investing activities	65,364

Financing Activities:
Proceeds from DIP borrowings	2,961,203
Principal payments on DIP borrowings	(3,691,794)
Principal payments on other short-term borrowings	(198)
Proceeds from long-term debt	401
Principal payments on long-term debt	(1,983)
Change in overdraft balances	(4,134)
Net cash used in financing activities before
reorganization items	(736,505)
Cash effect of reorganization items (debt issuance costs)	(26,682)
Net cash used in financing activities	(763,187)

Decrease in cash and cash equivalents	(12,507)
Cash and cash equivalents at beginning of period	48,014
Cash and cash equivalents at end of period	$35,507

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.					ACCRUAL BASIS-4
CASE NUMBER: 08-35653

				SCHEDULE	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING				AMOUNT	6/30/2009	7/31/2009	8/31/2009
1.	0-30				355,495	336,986	2,028
2.	31-60				1,544	-	14,108
3.	61-90				22,203,305	-	-
4.	91	+			442,425,857	455,111,697	452,808,829
5.	TOTAL ACCOUNTS RECEIVABLE				$464,986,201	$455,448,683	$452,824,965
6.	AMOUNT CONSIDERED UNCOLLECTIBLE				-	1,115,696	1,115,696
7.	ACCOUNTS RECEIVABLE (NET)				$464,986,201	$454,332,987	$451,709,269

AGING OF POSTPETITION TAXES AND PAYABLES					MONTH:	8/1/2009 - 8/31/2009

			0-30	31-60	61-90	91+
TAXES PAYABLE			DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL		$51,235	$-	$-	$-	$51,235
2.	STATE		-	-	-	236,644	236,644
3.	LOCAL		10,463,661	-	-	-	10,463,661
4.	OTHER (SEE APPENDIX A)		425,816	14,403	15,069	15,769,829	16,225,117
5.	TOTAL TAXES PAYABLE		$10,940,712	$14,403	$15,069	$16,006,473	$26,976,657

6.	MERCHANDISE PAYABLE		$-	$-	$-	$209,555,059	$209,555,059
	EXPENSES PAYABLE		$2,477,309	$163,445	$196,620	$15,894,324	$18,731,698

STATUS OF POSTPETITION TAXES					MONTH:	8/1/2009 - 8/31/2009

				BEGINNING	AMOUNT		ENDING
				TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL				LIABILITY*	OR ACCRUED	PAID	LIABILITY
1.	WITHHOLDING**			$31,643	$1,643	$-	$33,286
2.	FICA-EMPLOYEE**			9,203	(228)	-	8,975
3.	FICA-EMPLOYER**			9,202	(228)	-	8,974
4.	UNEMPLOYMENT			8	(8)	-	-
5.	INCOME			-	-	-	-
6.	OTHER (ATTACH LIST)			-			-
7.	TOTAL FEDERAL TAXES			$50,056	$1,179	$-	$51,235
STATE AND LOCAL & OTHER
8.	WITHHOLDING			$-	$-	$-	$-
9.	SALES			235,177	1,467	-	236,644
10.	EXCISE			-	-	-	-
11.	UNEMPLOYMENT			-	-	-	-
12.	REAL PROPERTY			221,787	23,605	(16,735)	228,657
13.	PERSONAL PROPERTY			10,220,312	14,692	-	10,235,004
14.	OTHER (SEE APPENDIX A)			16,230,368	-	(5,251)	16,225,117
15.	TOTAL STATE & LOCAL & OTHER			$26,907,644	$39,764	$(21,986)	$26,925,422
16.	TOTAL TAXES			$26,957,700	$40,943	$(21,986)	$26,976,657

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.			APPENDIX A
CASE NUMBER: 08-35653

OTHER TAXES PAYABLE
	0-30 days	31-60 days	61-90 days	91+ days	Total
State & Local Income Taxes	$425,816	$-	$-	$-	425,816
Business Licenses and Gross Receipts Taxes	-	-	-	870,272	870,272
Other Taxes					-
Real Estate Taxes (passed through by landlord)	-	14,403	15,069	14,899,557	14,929,029

Other Taxes Payable	$425,816	$14,403	$15,069	$15,769,829	$16,225,117

STATUS OF POSTPETITION TAXES - OTHER TAXES

	Beginning Tax Liability	Amount Withheld and/or Accrued		Ending Tax Liability
			Amount Paid

Other Taxes
State & Local Income Taxes (1) (2)	$425,816	$-	$-	$425,816
Franchise Taxes (1)	-			$-
Business Licenses and Gross Receipts Taxes	870,272	-	-	$870,272
Other Taxes	-			$-
Real Estate Taxes (passed through by landlord)	14,934,280	-	(5,251)	$14,929,029

Total Other Taxes	$16,230,368	$-	$(5,251)	$16,225,117

(1) Income/Franchise taxes related to the fiscal year ending 2/28/09 are considered "postpetition" taxes because the ending date of the period on which the returns are based is postpetition.

(2) During March - August 2009, the company did not record a full tax provision. Therefore, the ending tax liability does not include an additional accrual for that period of time.

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.					ACCRUAL BASIS-5
CASE NUMBER: 08-35653

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.
Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

		MONTH:	8/1/2009 - 8/31/2009
BANK RECONCILIATIONS
		Account #1	Account #2	Account #3
A. BANK:		see APPENDIX B
B. ACCOUNT NUMBER:					TOTAL
C. PURPOSE (TYPE):
1.	BALANCE PER BANK STATEMENT
2.	ADD: TOTAL DEPOSITS NOT CREDITED
3.	SUBTRACT: OUTSTANDING CHECKS
4.	OTHER RECONCILING ITEMS
5.	MONTH END BALANCE PER BOOKS				$ 52,579,437
6.	NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.
8.
9.
10.
11.	TOTAL INVESTMENTS			$ -	$ -

CASH

12.	CURRENCY ON HAND				$ -

13.	TOTAL CASH - END OF MONTH				$ 52,579,437

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.				APPENDIX B
CASE NUMBER: 08-35653
G/L Acct #	Account Name	Bank Acct #	Bank Balance	G/L Balance	As of Date	Reconciled as of 8/31/09

101003	Wachovia Circuit City Master	2055275431509	20	35,198,313	8/31/2009	Y
101003	Wachovia Circuit City Main Disbursement	2000045277427	35,198,293	-	8/31/2009	Y
101063	Wachovia Sublease Lockbox	2055303192189	-	-	8/31/2009	Y
101678	Escrow Deposit	4426874887	4,010,040	4,010,040	8/31/2009	Y
101679	Escrow Deposit	4426876681	11,044,000	11,044,000	8/31/2009	Y
101092	BOA Data Mailer (Payroll)	7313200844	5,531	-	8/31/2009	Y
101100	Suntrust Concentration	88001883706	6,964	-	8/31/2009	Y
101117	Chase Store Depository	744447244	1,116	1,116	8/31/2009	Y
101150	Wachovia Warranty Sales Deposits	2055303237073	-	1,655	8/31/2009	Y
101207	Bank of America Sky Venture	1257555447	-	-	8/31/2009	Y
101210	Wachovia Trading Circuit	2000022979133	558,458	558,458	8/31/2009	Y
101217	Wachovia Payroll	2079900613908	210,118	205,649	8/31/2009	Y
101219	Wachovia Corporate Depository	2055305959993	-	-	8/31/2009	Y
101249	Wachovia Empire Blue Cross	2079920015191	-	-	8/31/2009	Y
101255	Wachovia Service Payables	2079900056044	-	(2,187,374)	8/31/2009	Y
101307	Chase CC Empire Blue Cross	475600266	1,027,406	618,703	8/31/2009	Y
101332	Suntrust EP Disbursement	8800606660	-	-	8/31/2009	Y
101453	Solutran Citizens State Bank Parago Funding Acct	737934	50,000	50,000	8/31/2009	Y
101530	Wachovia Ventoux International	2000022979528	1,050,000	1,050,000	8/31/2009	Y
101580	Wachovia Aviation	2000035264767	10,000	10,000	8/31/2009	Y
101677	BA Liquidation Acct	4426864923	2,018,875	2,018,875	8/31/2009	Y

			$ 55,190,821	$ 52,579,437

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.					ACCRUAL BASIS-6
CASE NUMBER: 08-35653

					MONTH:	8/1/2009 - 8/31/2009

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID
TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE)
AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF
COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE,
TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
	NAME	PAYMENT	PAID	TO DATE
1.
2.
3.
4.
5.
6.	TOTAL PAYMENTS
	TO INSIDERS (1)

PROFESSIONALS
		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
	NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID *
1.	FTI Consulting, Inc.			$ 365,071	$ 5,844,784	$ 533,071
2.	Kirkland & Ellis LLP			$ 5,505	277,063	6,703
3.	KPMG LLP			$ 25,839	883,327	43,231
4.	Kurtzman Carson Consultants LLC			$ 365,508	4,545,205	275,318
5.	McGuire Woods, LLP			$ 247,029	2,120,869	582,766
6.	Skadden, Arps, Slate, Meagher & Flom, LLP			$ -	6,284,781	1,323,717
7.	Ernst & Young LLP			$ 100,774	1,526,545	217,165
8.	Tavenner & Beran, PLC			$ 16,317	182,966	16,145
9.	Jefferies & Company, Inc.			$ -	538,330	-
10.	Pachulski, Stang, Ziehl & Jones			$ -	1,993,658	254,336
11.	Rothschild Inc.			$ 2,320,928	3,017,829	-
12.	Protiviti			$ 221,519	1,571,192	200,793
13.	DJM Realty Services, LLC			$ -	704,261	-
14.	Lucy Thomson			$ 55,276	55,276	-
	TOTAL PAYMENTS
	TO PROFESSIONALS		$ -	$ 3,723,765	$ 29,546,086	$ 3,453,244

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS

			SCHEDULED	AMOUNTS
			MONTHLY	PAID	TOTAL
			PAYMENTS	DURING	UNPAID
NAME OF CREDITOR			DUE	MONTH	POSTPETITION
1.	Leases (2)		$ 6,500	$ 29,778	$ 11,006,869
2.
3.
4.
5.
6.	TOTAL		$ 6,500	$ 29,778	$ 11,006,869

(1)	Other than salary, fees and benefit payments made in the ordinary course of business and reimbursements for business expenses, no payments have been made to insiders during the reporting period.
(2)
The leases line item is made up of several landlords.  As such, only the total amount is reported in this schedule.  The unpaid balance remaining at 8/31/2009 primarily includes some rent payments due for the period from 11/10/2008 - 11/30/2008.

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.			ACCRUAL BASIS-7
CASE NUMBER: 08-35653

		MONTH:	8/1/2009 - 8/31/2009

QUESTIONNAIRE

			YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
	THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
	OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?			X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
	LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
	THIS REPORTING PERIOD?			X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
	DEBTOR FROM ANY PARTY?			X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?			X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
	PAST DUE?			X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
	DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
	REPORTING PERIOD?			X
12.	ARE ANY WAGE PAYMENTS PAST DUE?			X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
1.	The company sold assets outside of the normal course of business as part of its liquidation proceedings.
3.	Intercompany transactions in the ordinary course of business have given rise to postpetition receivables.
8.	Certain real estate taxes are passed through to the debtors from the landlords. A portion of these real estate taxes is past due.
9.	Certain business license taxes that covered both prepetition and postpetition periods were due on or before 8/31/2009 but were not paid.
10.
The rent for some store leases owed for the period 11/10/2008 through 11/30/2008 is past due; these payments are being held pursuant to a Court order.  In addition, due to the liquidation proceedings, the debtors are currently reconciling amounts due to post-petition creditors, which has slowed creditor payments.

INSURANCE
			YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
	NECESSARY INSURANCE COVERAGES IN EFFECT?		X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?		X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN
CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION
BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS
TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
Workers’ Compensation & Employer’s Liability	ACE American Insurance Company	4/1/09 - 4/1/10	$4,396 paid at inception & $4,089 due on 10/1/09
General Liability and Non-owned Auto Liability	First Specialty Insurance Company	4/1/09 - 4/1/10	$85,000 paid at inception
Excess Liability	RSUI Indemnity Company	4/1/09 - 4/1/10	$55,000 paid at inception
Foreign Liability Package	National Union Fire Ins. Co.	1/1/09 - 1/1/10	$6,156 paid at inception
Fiduciary	Chubb Group	12/1/08 - 12/1/09	$145,000 paid at inception
Fiduciary Excess	Arch	12/1/08 - 12/1/09	$121,800 paid at inception
Crime	Chubb Group	12/1/08 - 12/1/09	$75,000 paid at inception
Kidnap and Ransom	Chubb Group	12/1/08 - 12/1/09	$5,000 paid at inception
D&O (Traditional) - Primary	AIG	12/1/08 - 12/1/09	$185,000 paid at inception
D&O (Traditional) - Layer 1	ACE	12/1/08 - 12/1/09	$166,500 paid at inception
D&O (Traditional) - Layer 2	XL	12/1/08 - 12/1/09	$150,000 paid at inception
D&O (Traditional) - Layer 3	Valiant	12/1/08 - 12/1/09	$135,000 paid at inception
D&O (Traditional) - Layer 4	AWAC	12/1/08 - 12/1/09	$115,000 paid at inception
Runoff D&O - Primary	CNA	12/1/08 - 12/1/14	$1,177,500 paid at inception
Runoff D&O - Layer 1	Chubb Group	12/1/08 - 12/1/14	$487,500 paid at inception
Runoff D&O - Layer 2 (Year 1)	Great American	12/1/08 - 12/1/14	$240,000 paid at inception
Runoff D&O - Layer 2 (Years 2 - 6)	Axis	12/1/08 - 12/1/14	$240,000 paid at inception
Runoff D&O - Layer 3	Travelers	12/1/08 - 12/1/14	$822,000 paid at inception
Runoff D&O - Layer 4	Axis	12/1/08 - 12/1/14	$698,700 paid at inception
Runoff D&O - Layer 5	RSUI	12/1/08 - 12/1/14	$589,050 paid at inception
Runoff D&O - Layer 6	Arch	12/1/08 - 12/1/14	$540,000 paid at inception
Runoff D&O - Layer 7 (Side A DIC)	XL	12/1/08 - 12/1/14	$1,275,000 paid at inception
Runoff D&O - Layer 8	Chubb Group	12/1/08 - 12/1/14	$375,000 paid at inception
Property - Boiler & Machinery	Continental Casualty Company	8/15/09 - 11/15/09	$680 paid at inception
Property - All Risk	Columbia Casualty Company	8/15/09 - 8/15/10	$77,290 paid at inception